UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 13, 2026
PELTHOS THERAPEUTICS INC.
(Exact name of registrant as specified in its charter)

Nevada	001-41964	86-3335449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4020 Stirrup Creek Drive, Suite 110
Durham, NC	27703
(Address of registrant’s principal executive office)	(Zip code)
Registrant’s telephone number, including area code: (919) 908-2400
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PTHS	The NYSE American LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On August 13, 2026, Pelthos Therapeutics Inc. (the “Company”) issued a press release summarizing its financial results for the second quarter 2026, as well as providing an update on the Company’s operations. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.
Readers are encouraged to review the Company's Current Report on Form 8-K filed under Item 4.02 (Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review), which describes the Company's determination that its previously issued condensed consolidated financial statements for the quarter ended March 31, 2026 should no longer be relied upon and should be restated.
The information in this Item 2.02 and Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.
Item 7.01. Regulation FD Disclosure.
The information disclosed in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is incorporated into this Item 7.01 by reference.
On August 13, 2026, the Company made available a presentation on its website. A copy of the presentation is attached hereto as Exhibit 99.2. Information contained on the Company’s website is not incorporated by reference into and should not be considered to be part of this Current Report on Form 8-K.
The information contained in this Item 7.01, including Exhibit 99.2 attached hereto, which is incorporated into this Item 7.01 by reference, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing. The information set forth in this Item 7.01 and Exhibit 99.2 attached hereto shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.
Forward-Looking Statements

Exhibit 99.2 attached hereto contains, and may indicate, forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and as defined in the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions, including without limitation, those statements relating to the success of its products and product candidates, timing, progress and results of any preclinical and clinical trials, its estimates regarding the potential market opportunity for its products and product candidates, its ability to develop its pipeline, its ability to protect its intellectual property and enforce its intellectual property rights, its ability to procure new customers and partners, and its ability to execute its development strategy and sustain its competitive position. Actual future results and trends may differ materially depending on a variety of factors, including, but not limited to, the Company’s limited operating history, its ability to establish its market development capabilities to commercialize its products and generate any revenue, its ability to secure and execute financing transactions, and its ability to maintain regulatory approval of certain of its products, which can be identified by terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict, “project,” “seek,” “should,” “target,” “will,” “would” and other similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements are not historical facts and are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict, many of which are beyond the Company’s control. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by applicable law.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits:

Exhibit No.	Description
99.1	Press Release, dated August 13, 2026
99.2	Company Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2026	Pelthos Therapeutics Inc.

	By:	/s/ John M. Gay
		Name:	John M. Gay
		Title:	Chief Financial Officer